UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2017

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Education Realty Trust, Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s 2017 Omnibus Equity Incentive Plan (the “Plan”). At the Company’s 2017 Annual Meeting of Stockholders held on May 10, 2017 (the “Annual Meeting”), the Company’s stockholders approved the Plan, which replaces the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). The Plan authorizes the grant of the 346,111 shares the remain available under the 2011 Plan, as well as 1,000,000 additional shares, and sets an annual limit on non-employee director compensation. Based upon the Company’s historical and anticipated practices, the adoption of the Plan provides the Company with four to five years of available equity awards.

The foregoing brief description is qualified in its entirety by the text of the Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, as amended, as filed with the Securities and Exchange Commission on March 31, 2017. Holders of 65,811,333 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect eight directors to serve until the 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualify.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Randall L. Churchey	62,639,535	1,937,744	1,234,054
John V. Arabia	63,587,506	989,773	1,234,054
William J. Cahill, III	63,371,059	1,206,220	1,234,054
Kimberly K. Schaefer	63,598,198	979,081	1,234,054
Howard A. Silver	63,612,150	965,129	1,234,054
John T. Thomas	63,568,608	1,008,671	1,234,054
Thomas Trubiana	62,873,854	1,703,425	1,234,054
Wendell W. Weakley	63,593,454	983,825	1,234,054

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
64,777,708	311,130	722,495

Proposal 3: To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,064,126	551,906	961,247	1,234,054

Proposal 4: To approve the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,747,744	1,107,163	722,372	1,234,054

Proposal 5: To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every 1, 2 or 3 years.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
54,550,811	10,913	9,282,822	732,733	1,234,054

Based on the voting results of Proposal 5 described above, and consistent with the Board of Directors’ recommendation, the Board of Directors expects that the Company will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2023 Annual Meeting of Stockholders.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Education Realty Trust, Inc. 2017 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-217895))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: May 11, 2017	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

Date: May 11, 2017	EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Education Realty Trust, Inc. 2017 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-217895))